Foundation Building Materials, Inc. Enters Into Definitive Agreement to Be Acquired by American Securities LLC

FBM Shareholders to Receive $19.25 Per Share in Cash

Santa Ana, CA – November 15, 2020 – Foundation Building Materials, Inc. (“FBM” or the “Company”) (NYSE: FBM), one of the largest specialty building products distributors of wallboard, suspended ceiling systems, metal framing and complementary and other products in North America, today announced that it has entered into a definitive agreement under which an affiliate of American Securities LLC, a leading private equity firm, will acquire all outstanding shares of FBM for $19.25 per share in an all-cash transaction valued at approximately $1.37 billion, including outstanding debt.

An affiliate of Lone Star Funds (“Lone Star”), a global private equity firm, acquired FBM in 2015 and has maintained a majority ownership since the Company’s initial public offering in 2017. Upon completion of the transaction, FBM will become a privately held company.

The transaction, which was unanimously approved by the FBM Board of Directors, represents a premium of approximately 27% to the closing price of FBM common stock on November 13, 2020, the last trading day prior to the transaction announcement.

"We are pleased to announce this transaction with American Securities, delivering immediate cash value to our shareholders at a significant premium," said Ruben Mendoza, President and CEO of FBM. “American Securities has a proven track record of investing in building products and distribution businesses, and shares our commitment to providing superior products and services to our customers. Having founded FBM nearly a decade ago, I am confident American Securities is the right partner for our company’s next phase, as we work to advance our strategic priorities and continue building long-term value for the Company. This transaction is truly a testament to the hard work and dedication of our more than 3,400 employees, and I’m excited to partner with the team at American Securities to further accelerate our success.”

“The FBM Board, led by the Special Committee and with the assistance of independent financial and legal advisors, conducted a thorough review of opportunities to enhance shareholder value, and unanimously concluded that entering into this agreement with American Securities represents the best way to maximize value,” said Chris Meyer, Chairman of the FBM Board. “This transaction with American Securities is a great outcome for FBM, and I thank Ruben and the rest of the management team for leading FBM to this critical point in the Company’s history. We look forward to FBM’s continued success with its new partner.”

“FBM’s strong national brand and reputation as the distributor of choice for leading building product suppliers make it a compelling investment for American Securities,” said Kevin Penn, a Managing Director of American Securities. “FBM has built meaningful relationships with its loyal customer base, and its focus on customer service underpins its leading market position. We look forward to working with the FBM team to build on the Company's leadership and grow its global presence while further strengthening its relationships with its customers and partners.”

Approvals

Following execution of the merger agreement, FBM’s majority shareholder, which owns approximately 52% of the Company’s outstanding shares of common stock, approved the transaction by written consent. No further action by FBM's shareholders is needed or will be solicited in connection with the merger.

The transaction is expected to close in the first quarter of 2021, subject to customary closing conditions, including receipt of clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Competition Act (Canada).

Advisors

RBC Capital Markets is serving as financial advisor to FBM, and Gibson, Dunn & Crutcher LLP and Davies Ward Phillips & Vineberg LLP are serving as legal counsel. Evercore is serving as financial advisor to the Special Committee of FBM’s Board, and Richards, Layton & Finger PA is serving as legal counsel. Weil, Gotshal & Manges LLP is serving as legal counsel to American Securities.

About Foundation Building Materials

Foundation Building Materials, Inc. is a specialty building products distributor of wallboard, suspended ceiling systems, metal framing, and complementary and other products throughout North America. Based in Santa Ana, California, the Company employs more than 3,400 employees and operates more than 170 branches across the United States and Canada. Learn more at www.fbmsales.com or follow us on LinkedIn, Twitter, Instagram or Facebook.

About American Securities

Based in New York with an office in Shanghai, American Securities is a leading U.S. private equity firm that invests in market-leading North American companies with annual revenues generally ranging from $200 million to $2 billion and/or $50 million to $250 million of EBITDA. American Securities and its affiliates have approximately $23 billion under management. For more information, visit www.american-securities.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statement. The Company has made these statements in reliance on the safe harbor created by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). In some cases, forward-looking statements can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or the negative or similar expressions. All of the Company’s forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company is expecting, including: the outbreak of the novel coronavirus COVID-19, or the COVID-19 pandemic; the length and severity of the COVID-19 pandemic and its impact on the global economy, the Company’s business, operations and financial results; the impact of cost-saving initiatives on the Company’s financial and liquidity position; federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, "shelter-in-place" orders, guidelines and other restrictions; risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, required regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the transaction; failure to retain key management and employees of the Company; issues or delays in the successful integration of the Company’s operations with those of the acquirer, including incurring or experiencing unanticipated costs and/or delays or difficulties; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the transaction by customers, competitors, suppliers and employees; future levels of revenues being lower than expected and costs being higher than expected; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and other risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q.

The forward-looking statements contained in this communication are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory, public health and other factors, many of which are beyond the Company’s control, as well as the other factors described in the Company’s filings with the SEC. Additional factors or events that could cause the Company’s actual results to differ may also emerge from time to time, and it is not possible for us to predict all of them. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. You should not place undue reliance on any of the Company’s forward-looking statements. Any forward-looking statement made by the Company in this communication speaks only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. The Company qualifies all of its forward-looking statements by these disclaimers.

Additional Information and Where to Find It

The Company will prepare an information statement on Schedule 14C for its stockholders with respect to the approval of the transaction described herein.  When completed, the information statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://investors.fbmsales.com/.

FBM Contact Information:

Investor Relations:
John Moten, IRC
Foundation Building Materials, Inc.
657-900-3200
Investors@fbmsales.com

Media Relations:
Joele Frank, Wilkinson Brimmer Katcher
Jed Repko or Ed Trissel
212-355-4449

American Securities Contact Information:

Amy Harsch
+1 (212) 476-8071
aharsch@american-securities.com